UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549
                                   FORM 8-K
                                CURRENT REPORT
      Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) December 13,2022

                 TERRA ENERGY AND RESOURCE TECHNOLOLGIES INC

              (Exact name of registrant as specified in its charter)

DELAWARE                       333-90272                     56-1940918
(State or other
jurisdiction                  (Commission                     (IRS Employer
of incorporation)             File Number)                 Identification No.)

2405 ESSINGTON RD. B109, JOLIET, ILLINOIS                       60435
(Address of principal executive offices)                       (Zip Code)

Registrants telephone number, including area code 001-312-613-4564

  FORMER ADDRESS: 99 PARK AVE. 16TH FLOOR, NEW YORK, NY 10016
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
 Title of each class        Trading       Name of each exchange on which
                           Symbol(s)                  registered


Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(230.405 of this chapter) or Rule 12b-2 of the Securities
Exchange Act of 1934 (240.12b-2 of this chapter).

                              Emerging growth company             X
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period forcomplying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.


Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form
displays a currently   SEC 873 (03-21)    valid OMB control number.

Section 5 Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers;
Election of Directors; Appointment of Principal Officers.

On September 14, 2022, pursuant to a Consent of Shareholder dated September 9, 2022, Mr. Dimity Vilbaum resigned as CEO and Director, Alexander Agaian resigned as a director and as the Chairman, and Mr. Juerg Hatz resigned as Directorof the Registrant, and appointed Anthony Saviano as the sole director of the Registrant.The Consent of Shareholder was signed by Mr. Alexandre Agaian, Mr.Dimity Vilbaum, and Mr.Juerg Hatz signed the resolution as majority shareholders who had sufficient voting power in the Registrant to APPOINT Mr. Saviano as CEO, Chairman and Sole Director..

Also on September 9th, 2022, Mr Agaian, Mr. Vilbaum, and Mr. Hatz also signed an Action allocating 15,000,000 shares to Anthony Saviano causing Anthony Saviano to be a significant shareholder in the company.

                                                               SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 TERRA ENERGY AND RESOURCE TECHNOLOGIES INC
(Registrant)
/S/ ANTHONY SAVIANO,
Chief Executive Officer
 (Signature)*

Date       DECEMBER 12,2022

    Print name and title of the signing officer under his signature.




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